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                                   MAGNA FUNDS

                        SUPPLEMENT DATED JANUARY 14, 2000
                                     TO THE
                  MAGNA FUNDS PROSPECTUS DATED JANUARY 1, 2000



         The Magna Tax Exempt Bond Fund (the "Fund") has not yet commenced operations. Prior to commencement of the Fund's operations, which is expected to occur in 2000, shares of the Fund will not be available for purchase.